EXHIBIT 23(a)






                      ARTHUR ANDERSEN LLP




           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in the Amendment No. 1 to the Registration Statement on Form S-3 of our report dated February 3, 1995, in IES Utilities Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.




                     /s/ ARTHUR ANDERSEN LLP
                         ARTHUR ANDERSEN LLP




Chicago, Illinois,
November 21, 1995